EXHIBIT 21

Set forth below is a list of all direct and indirect subsidiaries of Covanta that exist upon consummation of the Reorganization Plan. Unless stated otherwise, each subsidiary is wholly owned, directly or indirectly, by Covanta or a subsidiary of Covanta.

                   Affiliate                                          Jurisdiction of Incorporation or Organization
                   ---------                                          ---------------------------------------------
8309 Tujunga Avenue Corp.                                                               California
Ambiente 2000 S.r.l (40% owned)                                                         Italy
AMOR 14 Corporation                                                                     Delaware
Bal-Sam India Holdings Limited                                                          Mauritius
Burney Mountain Power                                                                   California
Covanta Acquisition, Inc.                                                               Delaware
Covanta Alexandria/Arlington, Inc.                                                      Virginia
Covanta Babylon, Inc.                                                                   New York
Covanta Bangladesh Operating Limited                                                    Bangladesh
Covanta Bangladesh Technical Services Aps                                               Denmark
Covanta Bessemer, Inc.                                                                  Florida
Covanta Bristol, Inc.                                                                   Virginia
Covanta Cayman (Sahacogen) Ltd.                                                         Cayman Islands
Covanta Cayman (Rojana) Ltd.                                                            Cayman Islands
Covanta Chinese Investments Limited                                                     Mauritius
Covanta Cunningham Environmental Support, Inc.                                          New York
Covanta Energy Americas, Inc.                                                           Delaware
Covanta Energy Asia Pacific Limited                                                     Hong Kong
Covanta Energy China (Alpha) Ltd.                                                       Mauritius
Covanta Energy China (Beta) Ltd.                                                        Mauritius
Covanta Energy China (Delta) Ltd.                                                       Mauritius
Covanta Energy China (Gamma) Ltd.                                                       Mauritius
Covanta Energy Construction, Inc.                                                       Delaware
Covanta Energy Europe Ltd.                                                              United Kingdom
Covanta Energy Group, Inc.                                                              Delaware
Covanta Energy India Investments Ltd.                                                   Mauritius
Covanta Energy India (Balaji) Limited                                                   Mauritius
Covanta Energy India CBM Limited                                                        Mauritius
Covanta Energy India (Samalpatti) Limited                                               Mauritius
Covanta Energy India Private Limited                                                    India
Covanta Energy International, Inc.                                                      Delaware
Covanta Energy Philippines Holdings, Inc.                                               Philippines
Covanta Energy Resource Corporation                                                     Delaware
Covanta Energy Services, Inc.                                                           Delaware
Covanta Energy (Thailand) Limited                                                       Thailand
Covanta Energy West, Inc.                                                               Delaware
Covanta Engineering Services, Inc.                                                      New Jersey
Covanta Equity of Alexandria/Arlington, Inc.                                            Virginia
Covanta Equity of Stanislaus, Inc.                                                      California
Covanta Fairfax, Inc.                                                                   Virginia
Covanta Five Ltd.                                                                       Mauritius
Covanta Four Ltd.                                                                       Mauritius
Covanta Geothermal Operations Holdings, Inc.                                            Delaware

Covanta Geothermal Operations, Inc.                                                     Delaware
Covanta Haverhill Associates                                                            Massachusetts
Covanta Haverhill, Inc.                                                                 Massachusetts
Covanta Haverhill Properties, Inc.                                                      Massachusetts
Covanta Hennepin Energy Resource Co., Limited Partnership                               Delaware
Covanta Heber Field Energy, Inc.                                                        Delaware
Covanta Honolulu Resource Recovery Venture                                              Hawaii
Covanta Huntington Limited Partnership                                                  Delaware
Covanta Hillsborough, Inc.                                                              Florida
Covanta Huntington Resource Recovery One Corporation                                    Delaware
Covanta Huntington Resource Recovery Seven Corporation                                  Delaware
Covanta Huntsville, Inc.                                                                Alabama
Covanta Hydro Energy, Inc.                                                              Delaware
Covanta Hydro Operations West, Inc.                                                     Delaware
Covanta Hydro Operations, Inc.                                                          Tennessee
Covanta Imperial Power Services, Inc.                                                   California
Covanta Indianapolis, Inc.                                                              Indiana
Covanta India Operating Private Limited (90% owned)                                     India
Covanta Kent, Inc.                                                                      Michigan
Covanta Lake II, Inc.                                                                   Florida
Covanta Lancaster, Inc.                                                                 Pennsylvania
Covanta Lee, Inc.                                                                       Florida
Covanta Long Island, Inc.                                                               New York
Covanta Marion Land Corporation                                                         Oregon
Covanta Marion, Inc.                                                                    Oregon
Covanta Mid-Conn., Inc.                                                                 Connecticut
Covanta Montgomery, Inc.                                                                Maryland
Covanta New Martinsville Hydroelectric Corporation                                      Delaware
Covanta New Martinsville Hydro-Operations Corporation                                   West Virginia
Covanta Oahu Waste Energy Recovery, Inc.                                                California
Covanta Omega Lease, Inc.                                                               Delaware
Covanta One Limited                                                                     Mauritius
Covanta Onondaga Five Corporation                                                       Delaware
Covanta Onondaga Four Corporation                                                       Delaware
Covanta Onondaga Limited Partnership                                                    Delaware
Covanta Onondaga Operations, Inc.                                                       Delaware
Covanta Onondaga Three Corporation                                                      Delaware
Covanta Onondaga Two Corporation                                                        Delaware
Covanta Onondaga, Inc.                                                                  New York
Covanta Operations of Union, LLC                                                        New Jersey
Covanta OPW Associates, Inc.                                                            Connecticut
Covanta OPWH, Inc.                                                                      Delaware
Covanta Pasco, Inc.                                                                     Florida
Covanta Philippines Operating, Inc.                                                     Cayman Islands
Covanta Plant Services of New Jersey, Inc.                                              New Jersey
Covanta Power Development of Bolivia, Inc.                                              Delaware
Covanta Power Development, Inc.                                                         Delaware
Covanta Power Equity Corporation                                                        Delaware
Covanta Power International Holdings, Inc.                                              Delaware
Covanta Power Plant Operations                                                          California
Covanta Power Pacific, Inc.                                                             California

Covanta Projects of Hawaii, Inc.                                                        Hawaii
Covanta Projects of Wallingford, L.P.                                                   Delaware
Covanta Projects, Inc.                                                                  Delaware
Covanta RRS Holdings Inc.                                                               Delaware
Covanta Samalpatti Operating Pvt. Ltd.                                                  India
Covanta SBR Associates                                                                  Massachusetts
Covanta Secure Services, Inc.                                                           Delaware
Covanta SIGC Energy, Inc.                                                               Delaware
Covanta SIGC Energy II, Inc.                                                            California
Covanta SIGC Geothermal Operations, Inc.                                                California
Covanta Stanislaus, Inc.                                                                California
Covanta Systems, LLC                                                                    Delaware
Covanta Tampa Bay, Inc.                                                                 Florida
Covanta Tampa Construction, Inc.                                                        Delaware
Covanta Three Limited                                                                   Mauritius
Covanta Two Limited                                                                     Mauritius
Covanta Union, Inc.                                                                     New Jersey
Covanta Wallingford Associates, Inc.                                                    Connecticut
Covanta Warren Energy Resource Co., L.P.                                                Delaware
Covanta Waste to Energy of Italy, Inc.                                                  Delaware
Covanta Waste to Energy, LLC                                                            Delaware
Covanta Waste to Energy Asia Investments                                                Mauritius
Covanta Water Holdings, Inc.                                                            Delaware
Covanta Water Systems, Inc.                                                             Delaware
Covanta Water Treatment Services, Inc.                                                  Delaware
DSS Environmental, Inc. (90% owned)                                                     New York
Edison Bataan Cogeneration Corporation                                                  Philippines
El Gorguel Energia S.L.                                                                 Spain
Enereurope Holdings III B.V.                                                            Netherlands
ERC Energy II, Inc.                                                                     Delaware
ERC Energy, Inc.                                                                        Delaware
GBL Power Limited (49% owned)                                                           India
Generating Resource Recovery Partners, L.P. (50% owned)                                 California
Goa Holdings Limited                                                                    Mauritius
Great Eastern Energy Corporation Limited (20% owned)                                    Thailand
Linan Ogden-Jinjiang Cogeneration Co., Ltd.  (60% owned)                                China
Haverhill Power, LLC                                                                    Delaware
Heber Field Energy II, Inc.                                                             Delaware
Heber Loan Partners                                                                     California
Hidro Operaciones Don Pedro S.A.                                                        Costa Rica
Hungarian-American Geothermal
       Limited Liability Company (37.5% owned)                                          Hungary
Island Power Corporation (20% owned)                                                    Philippines
Koma Kulshan Associates (50% owned)                                                     California
LINASA Cogeneracion y Asociados, S.L. (50% owned)                                       Spain
LMI, Inc.                                                                               Massachusetts
Madurai Power Corporation Pvt. Limited (76.6% owned)                                    India
Magellan Cogeneration, Inc.                                                             Philippines
Mammoth Geothermal Company                                                              California
Mammoth Power Associates, L.P. (50% owned)                                              California
Mammoth Power Company                                                                   California

Michigan Waste Energy, Inc.                                                             Delaware
Mt. Lassen Power                                                                        California
NEPC Consortium Power Limited (45.1% owned)                                             Bangladesh
Ogden Balaji O&M Services Private
     Limited (99.8% owned)                                                              India
Ogden Energy of Bongaigaon Private Limited                                              India
Ogden Energy Gulf Limited                                                               Mauritius
Ogden Energy India (Bakreshwar) Limited                                                 Mauritius
Ogden Taiwan Investments Limited                                                        Mauritius
Olmec Insurance Limited                                                                 Bermuda
OPDB Limited                                                                            Cayman Islands
Operaciones LICA S.L.                                                                   Spain
OPI Carmona Limited                                                                     Cayman Islands
OPI Carmona One Limited                                                                 Cayman Islands
OPI Quezon, Inc.                                                                        Delaware
Pacific Energy Operating Group, LP (50% owned)                                          California
Pacific Energy Resources, Inc.                                                          California
Pacific Geothermal Company                                                              California
Pacific Hydropower Company                                                              California
Pacific Oroville Power, Inc.                                                            California
Pacific Recovery Corporation                                                            California
Pacific Wood Fuels Company                                                              California
Pacific Wood Services Company                                                           California
Pacific Ultrapower Chinese Station (50% owned)                                          California
Penstock Power Company                                                                  California
Power Operations and Maintenance Ltd                                                    Bermuda
Prima S.r.1. (13% owned)                                                                Italy
Quezon Equity Funding Ltd. (27.5% owned)                                                Cayman Islands
Quezon Power, Inc. (27.5% owned)                                                        Cayman Islands
Quezon Power (Philippines) Limited (98% owned)                                          Philippines
Samalpatti Power Company Private Limited (60% owned)                                    India
Spectra Enterprises Association, L.P.                                                   Delaware
South Fork II Associates, LP (50% owned)                                                Washington
Taixing Ogden-Yanjiang Cogeneration
     Co., Limited (96.2% owned)                                                         China
Three Mountain Power, LLC                                                               Delaware
Three Mountain Operations, Inc.                                                         Delaware
Zibo Ogden-Bohui Cogeneration Co. Limited (60% owned)                                   China

Set forth below is a list of all direct and indirect subsidiaries of Covanta or its subsidiaries that have been designated as liquidating entities pursuant to the Liquidation Plan. Substantially all of the assets of these liquidating entities have already been sold.

               Affiliate                                              Jurisdiction of Incorporation or Organization
               ---------                                              ---------------------------------------------
Alpine Food Products, Inc.                                                              Washington
Americana Entertainment N.V. (80% owned)                                                Aruba
Arizona Big Frames Theatres, LLC                                                        Arizona
Astoria Studios, LP                                                                     New York
BDC Liquidating Corp.                                                                   Delaware
Bouldin Development Corp                                                                California

Covanta Concerts Holdings, Inc.                                                         New Jersey
Covanta Energy Group do Brasil Ltda.                                                    Brazil
Covanta Energy Sao Jeronimo, Inc.                                                       Delaware
Covanta Financial Services Inc.                                                         Delaware
Covanta Huntington Inc.                                                                 New York
Covanta Key Largo, Inc.                                                                 Florida
Covanta Northwest Puerto Rico, Inc.                                                     Puerto Rico
Covanta Oil & Gas Inc.                                                                  Delaware
Covanta Secure Services USA. Inc                                                        Delaware
Covanta Tulsa, Inc.                                                                     Oklahoma
Covanta Waste Solutions, Inc.                                                           Delaware
Doggie Diner, Inc.                                                                      Delaware
Estadio Olimpico de Sevilla, S.A. (15.9% owned)                                         Spain
Financiere Ogden                                                                        France
Greenway Insurance Company of Vermont                                                   Vermont
Gulf Coast Catering Company, Inc.                                                       Los Angeles
J.R. Jack's Construction Corp.                                                          Nevada
Lenzar Electro-Optics, Inc.                                                             Delaware
Logistics Operations, Inc.                                                              Virginia
Mecaril, S.A.                                                                           Uruguay
Menesul, S.A.                                                                           Uruguay
Modigold, S.A.                                                                          Uruguay
Offshore Food Service, Inc.                                                             Los Angeles
OFS Equity of Alexandria/Arlington, Inc.                                                Virginia
OFS Equity of Babylon, Inc.                                                             New York
OFS Equity of Delaware, Inc.                                                            Delaware
OFS Equity of Huntington, Inc.                                                          New York
OFS Equity of Indianapolis, Inc                                                         Louisiana
OFS Equity of Stanislaus, Inc.                                                          California
Ogden Aeropuertos RD S.A.                                                               Uruguay
Ogden Alimentos Comercio e Servicos Ltda.                                               Brazil
Ogden Allied Abatement & Decontamination
         Service, Inc.                                                                  New York
Ogden Allied Maintenance Corporation                                                    New York
Ogden Allied Payroll Services, Inc.                                                     New York
Ogden Allied Services GmbH                                                              Germany
Ogden Attractions, Inc.                                                                 Delaware
Ogden Aviation Distributing Corp.                                                       New York
Ogden Aviation Fueling Company of Virginia, Inc.                                        Delaware
Ogden Aviation, Inc.                                                                    Delaware
Ogden Aviation Security Services of Indiana, Inc.                                       Indiana
Ogden Aviation Service Company of Colorado, Inc.                                        Colorado
Ogden Aviation Service Company of Pennsylvania, Inc.                                    Philadelphia
Ogden Aviation Service International Corp.                                              New York
Ogden Cargo, Spain, Inc.                                                                Delaware
Ogden Central and South America Inc.                                                    Delaware
Ogden Cisco, Inc.                                                                       Delaware
Ogden Communications, Inc.                                                              Delaware
Ogden Constructors Inc.                                                                 Florida
Ogden do Brasil Participacoes S/C Ltda.                                                 Brazil
Ogden Entertainment Services de Mexico,

     S.A. de C.V.                                                                       Mexico
Ogden Entertainment Services Spain, S.A.                                                Spain
Ogden Environmental & Energy Services Co. Inc.                                          Delaware
Ogden Facility Holdings, Inc.                                                           Delaware
Ogden Facility Management Corporation of Anaheim                                        California
Ogden Facility Management Corporation
         of West Virginia                                                               West Virginia
Ogden Film and Theatre, Inc.                                                            Delaware
Ogden Firehole Entertainment Corp.                                                      Delaware
Ogden Food Service Corporation Milwaukee                                                Wisconsin
Ogden Gaming of Ontario Limited                                                         Canada
Ogden HCI Services (60% owned)                                                          Washington
Ogden Holdings, S.A.                                                                    Argentina
Ogden Logistic Service                                                                  Maryland
Ogden International Europe, Inc.                                                        Delaware
Ogden Leisure, Inc.                                                                     Delaware
Ogden Management Services, Inc.                                                         Delaware
Ogden Martin Systems of Nova Scotia Limited                                             Canada
Ogden MEI, LLC                                                                          Delaware
Ogden New York Services, Inc.                                                           New York
Ogden Pipeline Services Corporation                                                     Delaware
Ogden Palladium Services, Inc.                                                          Canada
Ogden Power Aqua y Energia Torre
     Pacheco, S.A. (83.3% owned)                                                        Spain
Ogden Power Development - Cayman, Inc.                                                  Cayman Islands
Ogden PS&M Entertainment Limited (50% owned)                                            Brazil
Ogden Services Corporation                                                              Delaware
Ogden Servico de Atendimento Aeroterrestre Ltda.                                        Brazil
Ogden Spain, S.A.                                                                       Spain
Ogden Support Services, Inc.                                                            Delaware
Ogden Technology Services Corporation                                                   Delaware
Ogden Transition Corporation                                                            Delaware
PA Aviation Fuel Holdings, Inc.                                                         Delaware
Parque Isla Magica, S.A. (26.12% owned)                                                 Spain
Rent LLC (.01% owned)                                                                   New York
SJ Investors Participacoes Ltda. (90% owned)                                            Brazil
The Victor/Victoria Company LP                                                          New York